SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

|X| Preliminary proxy statement
|_| Definitive proxy statement
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        MEDIA COMMUNICATIONS GROUP, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):
        |X|    No fee required
        |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11
        (1) Titles of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transactions applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

        |_| Fee paid previously with preliminary materials.

        |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1)     Amount previously paid:

               (2)     Form, Schedule or Registration Statement No.:

               (3)     Filing Party:

               (4)     Date Filed:


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

                        MEDIA COMMUNICATIONS GROUP, INC.
                              6001 Powerline Road
                         Fort Lauderdale, Florida 33309
                        --------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 27, 2001

TO THE STOCKHOLDERS OF MEDIA COMMUNICATIONS GROUP, INC.

          Media Communications Group, Inc., a Delaware corporation (the "Company") will hold a Special Meeting of Stockholders at the Company's offices located at 6001 Powerline Road, Fort Lauderdale, Florida 33309, on Friday, July 27, 2001 at 10:00 A.M., for the following purposes:

          1. To act upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Floor Decor, Inc.;" and

          2.      To act upon a proposal to adopt the Company's 2001 Stock
                  Option Plan.

          These items are fully discussed in the proxy statement that is attached to and which are made a part of this notice. Only stockholders of record at the close of business on June 26, 2001 will be entitled to receive notice of, and to vote at, the Special Meeting, or any postponements or adjournments thereof. A complete list of the stockholders entitled to vote at the Special Meeting will be available for inspection at the offices of the Company for ten (10) days prior to the Special Meeting.

          The Company requests that you vote your shares as promptly as possible. Whether or not you expect to attend the Special Meeting, please vote, date, sign, and return the enclosed proxy as promptly as possible to assure representation of your shares at the meeting. You may revoke your proxy at any time prior to its exercise by written notice to the Company prior to the Special Meeting, or by attending the Special Meeting in person and voting.

                                 By Order of the Board of Directors


                                 Alvin J. Nassar
                                 Chairman of the Board, Chief Executive Officer and Secretary

Fort Lauderdale, Florida
July __, 2001

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


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

                        MEDIA COMMUNICATIONS GROUP, INC.
                              6001 Powerline Road
                         Fort Lauderdale, Florida 33309
                              --------------------

                                PROXY STATEMENT
                              --------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                                 JULY 27, 2001


          This Proxy Statement relates to a Special Meeting of the Stockholders (the "Special Meeting") of Media Communications Group, Inc., a Delaware corporation (the "Company"), to be held at 10:00 A.M., local time, on July 27, 2001 at our corporate offices at 6001 Powerline Road, Fort Lauderdale, Florida, and at any and all postponements or adjournments thereof,

          We will begin sending this Proxy Statement, the attached Notice of Special Meeting and the accompanying Proxy Card to our stockholders who are entitled to vote at the Special Meeting on or about July _, 2001. Common stock is the only class of voting stock that has been issued and is outstanding. Stockholders who owned common stock as of the close of business on June 26, 2001 (the "Record Date") will be entitled to vote at the Special Meeting.

Why This Proxy Statement is Being Sent

          This Proxy Statement and the enclosed Proxy Card were sent to you because the Company's Board of Directors is soliciting proxies from stockholders to vote at a Special Meeting of stockholders. This Proxy Statement summarizes the information you need to know to vote at the Special Meeting. If you do not wish to attend the Special Meeting to vote your shares, you may instead complete, date, sign and return the enclosed Proxy Card to vote.

What is Being Voted On

          The Company's Board of Directors is asking the stockholders to approve the following matters:

          - An amendment to the Company's Certificate of Incorporation changing the Company's name to "Floor Decor, Inc.;" and

          -       Adoption of a 2001 Stock Option Plan.

Who May Vote

          Stockholders who owned common stock at the close of business on June 26, 2001 are entitled to vote at the Special Meeting (the "Record Date"). On the Record Date, we had issued and outstanding 54,286,664 shares of common stock. Common stock is the only outstanding class of voting stock. You do not have cumulative voting rights. You have one vote for each share of common stock that you own.

Votes Needed for a Quorum

          A majority of the shares of common stock that is issued on the Record Date must be present or voted by proxy for a quorum at the Special Meeting. If you return your Proxy Card or attend the meeting in person, your common stock will be counted for the purpose of determining whether a quorum exists even if you wish to abstain from voting on any or all of the matters presented at the Special Meeting. In determining whether a quorum exists at the Meeting, all votes "for" or "against," as well as abstentions, will be counted.


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

Broker non-votes will also be counted as present or represented for the purpose of determining whether a quorum is present for the transaction of business. If you hold your common stock through a broker, bank or other nominee, generally the nominee may only vote the common stock which it holds for you in accordance with your instructions. We do not count abstentions or broker non-votes as votes for or against any proposal.

          If a quorum is not present or represented at the Special Meeting, the stockholders who do attend the Special Meeting in person, or who are represented by proxy, may adjourn the meeting until a quorum is present or represented. At any adjournment of a meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

How I Vote By Proxy

          A proxy is a person you appoint to vote on your behalf. Because many of our stockholders are unable to attend the Special Meeting in person, the Board of Directors solicits proxies by mail to give each stockholder an opportunity to vote on all matters that will come before the Special Meeting. In order to assure that your vote will be recorded, you are urged to:

          -       Read this Proxy Statement carefully;

          - Specify your choices on each matter by marking the appropriate box on the enclosed Proxy Card; and

          -       Sign, date and return the Proxy Card in the enclosed envelope.

          By signing the Proxy Card, you will designate Alvin Nassar and Michael McConvery as your proxies. They may act together or individually on your behalf and will have authority to appoint a substitute to act as proxy. They will vote your shares in accordance with your directions. However, If you sign and return the Proxy Card without instructions marked on it, it will be voted FOR the amendment to the Certificate of Incorporation changing the Company's name to "Floor Decor, Inc." and FOR the 2001 Stock Option Plan. If any other matter is presented at the meeting, your proxy will vote in accordance with his best judgement. We do not currently know of any other matter that will be acted on at the Special Meeting.

How I Can Revoke My Proxy

          You may revoke your proxy at any time prior to the Special Meeting by either:

          -       giving written notice of its revocation to the Company,

          - by submission of another duly executed proxy dated after the Proxy Card to be revoked, or

          -       by attending the Special Meeting and voting in person.

          Your mere presence at the Special Meeting will not revoke the prior proxy appointment.

 Vote Required To Approve a Proposal

          Each stockholder is entitled to one vote for each share of common stock registered in his name on the Record Date for each matter brought before the stockholders at the Special Meeting. The affirmative vote of a majority of the Company's outstanding shares of common stock present at the Special Meeting is required to approve (a) the amendment to the Company's Certificate of Incorporation changing the Company's name to "Floor Decor, Inc." and (b) the adoption of the 2001 Stock Option Plan. If you submit a proxy, but abstain from voting, it has the same effect as if you voted against the proposals.


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

Voting Is Confidential

          Proxy Cards, ballots and voting tabulations that identify individual stockholders are confidential. Only the inspectors of elections and certain of the Company's employees associated with processing Proxy Cards and counting votes have access to your Proxy Card. Additionally, all comments directed to the Company (whether written on the Proxy Cards or elsewhere) remain confidential, unless you ask that your name be disclosed.

The Company Pays the Cost of Solicitation

          The Company will pay all costs associated with this proxy solicitation, Such costs include preparing, printing, assembling and mailing the notice and proxy statement and the proxy card, and all costs of soliciting the proxies. We will primarily solicit by mail. However, our officers and regular employees may solicit proxies by telephone, facsimile transmission, e-mail or personal call. We will also reimburse brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses for forwarding proxy and solicitation material to the owners of common stock


          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION

          The Company's Certificate of Incorporation currently provides that the name of the Company is "Media Communications Group, Inc." The Board of Directors has adopted, subject to shareholder approval, a resolution to amend Article FIRST of the Company's Certificate of Incorporation to change the Company's corporate name to "Floor Decor, Inc." In the judgment of the Board, the change of the Company's corporate name is desirable in view of the change in the character and strategic focus of the Company's business due to its recent Merger as described below.

          The change in corporate name will not affect the status of the Company or the rights of any stockholder in any respect, or the validity or transferability of stock certificates presently outstanding. The Company's stockholders will not be required to exchange stock certificates to reflect the new name. If a stockholder's shares of common stock are currently represented by a physical certificate, that certificate will continue to represent such stockholder's ownership of such shares.

          In connection with the proposed name change, the Company intends to apply for a new trading symbol with the OTC Bulletin Board. If the proposal to change the Company's name is approved by the stockholders, both the name change and the trading symbol will become effective as soon as practicable after the Special Meeting.


                  PROPOSAL TO ADOPT THE 2001 STOCK OPTION PLAN

          The Company's Board of Directors adopted the 2001 Stock Option Plan (the "2001 Plan"), subject to approval by the Company's stockholders. The 2001 Plan is more fully set forth in this Proxy Statement as Annex "A." The 2001 Plan must be approved by holders of a majority of the Company's outstanding shares of common stock present or represented by proxy at the Special Meeting.

          The Board of Directors believes that there is a continuing need, and that it is in the best interests of the Company and its stockholders, to make stock related awards to officers, employees and other individuals so that the Company will be able to attract and retain the services of highly qualified individuals.

          The essential features of the 2001 Plan are set forth below.

Shares Authorized for Grant.

          Subject to the anti-dilution provisions discussed below, there are 8,000,000 shares of common stock reserved for issuance upon the exercise of options. Such shares may be authorized, but unissued shares of common stock, or reacquired shares. Shares subject to options granted under the 2001 Plan which have lapsed or terminated may again be subject to options under the 2001 Plan. No Options to purchase shares of common stock have been granted under the 2001 Plan to date. If the 2001 Plan is not approved by the stockholders, all such options shall terminate and be null and void.

Administration of the 2001 Plan

          The 2001 Plan is administered by the Board of Directors or by a committee consisting of two (2) or more outside directors who are appointed by the Board (the "Committee"). Subject to the express provisions of the 2001 Plan, the Board or such Committee has the authority to interpret the 2001 Plan, to prescribe, amend and rescind rules and regulations relating to the 2001 Plan, to determine the terms and provisions of option agreements and to make all other determinations necessary or advisable for the administration of the 2001 Plan. Any controversy or claim arising out of or related to the 2001 Plan, or the options granted thereunder, is determined unilaterally by, and at the sole discretion of, the Committee.

Option Grants to Eligible Individuals

           All employees and other individuals who provide services to the Company are eligible to receive options under the 2001 Plan. Employees are eligible to receive either "incentive" stock options, subject to the limitations of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or "non-statutory" stock options. The 2001 Plan confers discretion on the Committee to select employees or other individuals that the Committee determines to receive options, to determine the number of shares subject to each option, the term of each option and the exercise price of the options granted, except that the exercise price may not be less than 100% of the fair market value of the underlying common stock for an incentive stock option as of the date of grant. In addition, the exercise price may not be less than 110% of the fair market value of the common stock for an incentive stock option granted to a person who owns more than 10% of the total combined voting power or value of all classes of stock of the Company. No option may have a term in excess of ten (10) years from the date of grant.

          The Committee has the authority to determine the vesting requirements and the permissible methods of payment of the exercise price. The Committee may also make such other provisions in the options, consistent with the terms of the 2001 Plan, as it may deem desirable. Options granted under the 2001 Plan are not exercisable until six (6) months after grant.

          To the extent that such an option is an incentive stock option, upon termination of an optionee's employment with the Company for any reason, such optionee's options shall immediately terminate, except that upon termination, the Committee in its discretion may allow the optionee to exercise any vested options owned by the optionee within ninety (90) days after termination. In no event are options exercisable beyond their stated term.

Change in Control

           All options granted under the 2001 Plan become fully vested and immediately exercisable upon the occurrence of a "Change of Control." The 2001 Plan defines Change of Control to mean the occurrence of any of the following:
(i) the acquisition (other than from the Company directly) by any "person" group or entity within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) of beneficial ownership of thirty-five (35%) percent or more of the outstanding common stock of the Company; (ii) if the individuals who serve on the Board as of the date of stockholder approval of the 2001 Plan, no longer constitute a majority of the members of the Board of Directors; provided, however, any person who becomes a director subsequent to such date, who was elected to fill a vacancy by a majority of the directors then serving on the Board of directors shall be considered a member prior to such date; (iii) the stockholders of the Company approve a merger reorganization or consolidation of the Company whereby the stockholders of the Company immediately prior to such approval do not, immediately after consummation of such reorganization, merger or consolidation, own more than 50% of the voting stock of the surviving entity; or (iv) a liquidation or dissolution of the Company, or the sale of all or substantially all of the Company's assets.

Nontransferability of Options

          Options granted under the 2001 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee. Upon such optionee's death, the beneficiary of the optionee's estate shall have the lesser of (a) the remaining term of such option or (b) one year for the optionee's death within which to exercise such options

Anti-dilution Provisions

          In the event of a change, such as a stock split or stock dividend, in the Company's capitalization, which results in a change in the number of outstanding shares of common stock, without receipt of consideration, an appropriate adjustment will be made in the exercise price of, and the number of shares subject to, all outstanding options. An appropriate adjustment will also be made in the total number of shares authorized for issuance under the 2001 Plan.

Dissolution or Liquidation

          Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one (1) or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than fifty (50%) percent of the then outstanding shares of common stock of the Company to another corporation, the Company shall either: (a) provide for the assumption by the successor corporation of the options theretofore granted or the substitution by such corporation for such options of new options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or (b) give to each optionee at the time of adoption of the plan of liquidation, dissolution, merger or sale, notice of the adoption of the plan of liquidation, merger or sale (i) a reasonable time thereafter within which to exercise all such options owned by such individuals prior to the effective date of such liquidation, dissolution, merger or sale; or (ii) the right to exercise the option as to an equivalent number of shares of common stock of the successor corporation by reason of such liquidation, dissolution, merger, consolidation or reorganization.

Tax Consequences

          Tax Consequences to Grantees. Under present tax law, the Federal income tax treatment of options granted under the 2001 is as generally described below.

                  Incentive Stock Options. With respect to options which qualify as incentive stock options, an optionee will not recognize income for federal income tax purposes at the time options are granted or exercised. If the optionee disposes of shares of common stock acquired upon exercise of the options before the expiration of two years from the date the options are granted, or within one year after the issuance of shares upon exercise of the options, the optionee will recognize, in the year of disposition (a) ordinary income, to the extent that the lesser of either (i) the fair market value of the shares on the date of option exercise or (ii) the amount realized on disposition, exceeds the option price; and (b) capital gain (or loss), to the extent that the amount realized on disposition differs from the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of these holding periods, the optionee will realize capital gain or loss (assuming the shares are held as capital assets) equal to the difference between the amount realized on disposition and the option price.

                  Non-Qualified Stock Options. Non-qualified stock options are all options which do not qualify for incentive stock option treatment under
Section 422 of the Code. If a non-qualified stock option has a readily ascertainable fair market value at the time of grant, the optionee realizes ordinary income either (a) when his rights in the option becomes transferable; or (b) when the right to an option is not subject to a substantial risk of forfeiture. Ordinary income will be equal to the fair market value of the option less any amount paid by the optionee. If the option does not have an ascertainable fair market value at the time of grant, income is realized at the time the option is exercised. Such income would be the positive difference between the fair market value of the common stock received at the time of exercise and the exercise price paid. Upon the sale of the common stock received upon exercise, the difference between the sale price and the fair market value on the date of exercise will be treated as capital gain or loss.

          Tax Consequences to the Company. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as an optionee is required to recognize ordinary income as described above. To the extent an optionee realizes capital gains as described above, the Company will not be entitled to any deduction for Federal income tax purposes.

          THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 2001 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE MAY RESIDE.

Accounting Considerations

          Currently, there is no charge to the Company's operations in connection with the grant or exercise of an option under the 2001 Plan, unless the fair market value of the shares at the date of grant exceeds the exercise price of the option, in which case there will be a charge to operations in the amount of such excess. Earnings per share may be affected by the 2001 Plan by the effect on the calculation, as prescribed under generally accepted accounting principles, of the number of outstanding shares of common stock of the Company. This calculation reflects the potential dilutive effect, using the treasury stock method, of outstanding stock options anticipated to be exercised even though shares have not yet been issued upon exercise of these options. When shares are actually issued as a result of the exercise of stock options, additional dilution of earnings per share may result.

Reload Options

          The 2001 Plan provides for the automatic grant of reload options to an optionee who would pay all, or part of, an option exercise price by the delivery of shares of common stock already owned by such optionee. Reload options would be granted for each share so tendered. The exercise price of such reload option is the fair market value of the common stock on the date the original option is exercised. All other terms of the reload options are identical to the terms of the original option.

          The Board of Directors recommends that the Company's stockholders vote "for" the 2001 Plan.

          The adoption of the 2001 Plan requires the affirmative vote of not less than a majority of the outstanding shares of common stock represented at the Special Meeting. The 2001 Plan would be effective immediately upon approval by the Stockholders. The effect of an abstention or a broker non-vote is the same as a vote against the proposal

                             EXECUTIVE COMPENSATION

Compensation

          From January 1, 2000 until November 15, 2000, Mr. Cliff Fryar served as the Company's president and Chief Executive Officer. On November 15, 2000, Mr. Fryar resigned as President, Chief Executive Officer and Director of the Company and Jonathan Landers a principal shareholder in the Company at that time was elected President and chief Executive Officer. On May 22, 2001, in connection with the Merger as described below, Alvin J. Nasser was appointed Chairman of the Board, Chief Executive Officer, Vice President, Secretary and Treasurer of the Company.

          Neither the Chief Executive Officer or any other officers and directors of the Company received any compensation for the fiscal year ended December 31, 2000. As of the date of this Proxy Statement, the Company does not have any employment agreement with its officers.

Options Granted in Last Fiscal Year

          The Company did not grant stock options to its Chief Executive Officer or any other officers or directors during the year ended December 31, 2000:

Aggregated Option Exercises in Fiscal 2000 and Fiscal Year End Option Values

          No officer, including the Chief Executive Officer exercised, or had outstanding options, during the year ended December 31, 2000.

Section 16(a) Beneficial Ownership Reporting Requirements

          The Company's officers and directors are required to file Forms 3, 4 and 5 with the Securities and Exchange Commission in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Based solely on a review of such reports furnished to the Company as required by Rule 16(a)-3, no director or executive officer failed to timely file such reports in 2000.


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

                                STOCK OWNERSHIP

      The following table sets forth certain information as of June 15, 2001 with respect to the beneficial ownership of the Company's common stock by (i) each director of the Company, (ii) each Named Executive Officer, (iii) each person known to the Company to own more than 5% of such shares, and (iv) all executive officers and directors as a group. (Except as otherwise provided herein, the information below is supplied by the holder):

                                                          Number of Shares             Percent of Shares
                                                            Beneficially                  Beneficially
      Name and Address of Beneficial Owner(1)                 Owned(2)                       Owned
---------------------------------------------------   ------------------------      ------------------------
Alvin J. Nasar                                                   15,415,000(3)                       28.4%
Ed P. Kenny                                                        3,824,000                           7.0
Michael McConvery                                                     60,000                             *
H. Frank Lahage                                                       25,000                             *
David Vella                                                           25,000                             *
Paul Renn                                                             25,000                             *
All Officers and Directors                                        19,549,000                          36.0
  as a group (7 persons)
------------------

*     Less than 1%

(1) Except as set forth herein, all securities are directly owned and the sole investment and voting power are held by the person named. Unless otherwise indicated, the address for each beneficial owner is the same as the Company.

(2) The percent of class for common stockholders is based upon 54,286,664 shares of common stock outstanding and such shares of common stock such individual has the right to acquire within 60 days upon exercise of options or warrants that are held by such person (but not those held by any other person).

(3) Includes 5,915,000 shares of common stock owned by the AJN Family Limited Partnership.

Change in Control of Registrant

      On May 22, 2001, the Company's wholly owned subsidiary, Media Flooring, Inc. a Florida corporation merged with Floor Decor, Inc., a Florida corporation (the "Merger"). In connection with the Merger, the Company issued to the former shareholders of Floor Decor, Inc., including Alvin J. Nassar, an aggregate of 21,900,000 shares of common stock, aggregating approximately 40% of the issued and outstanding shares of common stock of the Company.

      Pursuant to the Merger, the Company acquired the assets and operating business of Floor Decor, Inc. of Fort Lauderdale, Florida, a "big box" concept with significant lines of flooring products in retail, builder and commercial distribution. The superstore concept is focused on middle to high end price categories featuring extensive inventory including several thousand area rugs and millions of square feet of wood laminates, tile and carpet, housed in a single, expansive facility. The goal of Floor Decor is to combine this "big box" concept with an aggressive acquisition strategy of the top flooring contractors supplying the homebuilder trade. The Company intends to deliver both high volume and service at a very competitive pricing while delivering significant value to shareholders.

      In connection with the Merger, the following individuals were appointed to serve as officers and directors of the Company:

Name                               Position
-------------------------------    -------------------------------------------------------------------------
Alvin J. Nassar                    Chairman, CEO, Vice President, Secretary, Treasurer, Director
Ed P. Kenny                        President, Director
Michael McConvery                  Chief Financial Officer, Director
H. Frank Lahage                    Director
David Vella                        Director
Paul Renn                          Director
Matthew G. Sailor                  Vice President of Sales

      The directors listed above are expected to continue to serve in such capacities until the next annual meeting of shareholders and until their successors have been elected and have been qualified.

      In addition, Jonathan Landers, the Company's sole director and officer at the time of the Merger resigned form all such positions on May 22, 2001 effective with the Merger.


                              CERTAIN TRANSACTIONS

      The Company was not a party to any reportable transaction with its officers, directors, principal security holders or the affiliates of any of such persons during the years ended December 31, 2000, 1999 or 1998.


                                 OTHER MATTERS

      Management is not aware of any other matters which may come before the Special Meeting and which require the vote of stockholders in addition to those matters indicated in the notice of meeting and this Proxy Statement. If any other matter calling for stockholder action should properly come before the Special Meeting or any adjournment thereof, those persons named as proxies in the enclosed proxy will vote in accordance with their best judgment.


                             STOCKHOLDER PROPOSALS

      Stockholders who wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 2002 annual meeting must be received by the Company no later than December 31, 2001 for inclusion on the Company's proxy statement related to that meeting. Such notice must include (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the number of shares of common stock of the Company which are owned beneficially of record by such stockholder,
(iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring valid business before the meeting.

                                 ANNUAL REPORT

      Copies of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission may be obtained by writing to Corporate Secretary, 6001 Powerline Road, Fort Lauderdale, Florida 33309.

                                                                      Appendix A


                        MEDIA COMMUNICATIONS GROUP, INC.
                        2001 EMPLOYEE STOCK OPTION PLAN

                                   ARTICLE I
                                    Purpose
                                    -------

      The purpose of the 2001 Employee Stock Option Plan (the "Plan") of MEDIA COMMUNICATIONS GROUP, INC., a Delaware corporation, is to secure for the Company and its stockholders the benefits arising from stock ownership by employees of the Company or its subsidiaries. The Plan will provide a means whereby (i) employees may purchase shares of the Common Stock, $.001 par value (the "Common Stock"), of the Company pursuant to options which will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) employees and other participants may purchase shares of Common Stock pursuant to "non-statutory" stock options.

                                   ARTICLE II
                                  Definitions
                                  -----------

      The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

      2.1 "Board" shall mean the Board of Directors of MEDIA COMMUNICATIONS GROUP, INC.

      2.2 "Change of Control" shall mean the occurrence of any of the following acts:

         (a) The acquisition (other than from the Company directly) by any person, entity or group within the meaning of ss. 13(d) or 14(d) of the Exchange Act, of beneficial ownership of thirty-five (35%) percent or more of the outstanding Common Stock;

         (b) If the individuals who serve on the Board as of the date of stockholder approval of the Plan, no longer constitute a majority of the members of the Board; provided, however, any person who becomes a director subsequent to the date of the stockholder approval of the Plan, who was elected to fill a vacancy by a majority of the individuals then serving on the Board, shall be considered as if a member prior to stockholder approval of the Plan;

         (c) Approval by a majority of the voting stock of the Company of a merger, reorganization or consolidation whereby the stockholders of the Company immediately prior to such approval do not, immediately after consummation of such reorganization merger or consolidation own more than 50% of the voting stock of the surviving entity; or

         (d) A liquidation or dissolution of the Company, or the sale of all or substantially all of the Company's assets.

      2.3     "Code" shall mean the Internal Revenue Code of 1986, as amended.

      2.4 "Committee" shall mean the committee appointed by the Board in accordance with Section 3 of the Plan.

      2.5 "Common Stock" shall mean the common stock, $.001 par value, of the Company.

      2.6 "Company" shall mean MEDIA COMMUNICATIONS GROUP, INC. and each of its subsidiaries, if any.

      2.7 "Control Person" shall mean any person who, as of the date of grant of an option owns (within the meaning of Section 422(b)(6) of the Code) stock of the Company possessing more than ten (10%) percent of the total combined voting power or value of all classes of stock of the Company or of any subsidiary.

      2.8     "Non-Employee Director" shall mean a director who :

         (a) is not at the time of any award, an officer of the Company or any Subsidiary, or otherwise then employed by the Company or any Subsidiary;

         (b) Does not receive compensation, either directly or indirectly, from the Company or any Subsidiary, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated pursuant to the Exchange Act;

         (c) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, promulgated pursuant to the Exchange Act; or

         (d) Is not engaged in a business relationship for with disclosure would be required pursuant to Item 404(b) of Regulation S-K, promulgated pursuant to the Exchange Act.

      2.9 "Employee" shall mean any person (who may be an officer or director) employed by the Company (within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder), or any successor corporation by merger or consolidation.

      2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      2.11 "Exercise Price" shall mean the price per share of Common Stock as determined by the "Committee or the Board at which an Option may be exercised.

      2.12 "Fair Market Value" shall mean the closing price of a share of Common Stock on the principal securities exchange on which such Common Stock is traded on the last preceding business day prior to the date as to which Fair Market Value is being determined, or on the next preceding business day on which such Common Stock is traded, if no shares of Common Stock were traded on such date. If the Common Stock is not traded on a securities exchange, Fair Market Value shall be the closing sales price of the Common Stock as reported on the NASDAQ-National Market System for the last preceding business day prior to the date on which Fair Market Value is to be determined or on the next preceding business day if the Common Stock was not traded on such date. If the Common Stock is not quoted on the NASDAQ-National Market System, Fair Market Value shall be the average of the high bid and low asked prices of the Common Stock in the over-the-counter market on the last preceding business day prior to the day as of which Fair Market Value is being determined, or on the next preceding day on which such high bid and low asked prices were recorded. If the Common Stock is not publicly traded, Fair Market Value shall be determined by the Com mittee, or the Board, in good faith. In no case shall Fair Market Value be less than the par value per share of the Common Stock. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

      2.13 "Incentive Stock Option" or "ISO" shall mean an Option granted pursuant to the Plan intended to qualify under Section 422 of the Code.

      2.14 "Non-Statutory Stock Option" or "NSO" shall mean an Option which is not qualified as an ISO under Section 422 of the Code.

      2.15 "Option" shall mean an Option, including Reload Options, to purchase Common Stock as granted pursuant to the Plan.

      2.16 "Optionee" shall mean any person whom the Committee or the Board, as the case may be, has granted an Option.

      2.17 "Permanent Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

      2.18 "Plan" shall mean this MEDIA COMMUNICATIONS GROUP, INC. 2001 Employee Stock Option Plan.

      2.19 "Purchase Price" shall mean the Exercise Price multiplied by the number of whole shares of Common Stock with respect to which an Option can be exercised.

      2.20 "Reload Option" means an Option granted to an Employee equal to the number of shares of Common Stock tendered by the Employee to pay for the Exercise Price of an Option as more fully described in Article XVI - Reload Options.

      2.21 "Subsidiary" shall mean one or more subsidiaries of the Company as defined in Section 424 of the Code.

                                  ARTICLE III
                                 Administration
                                 --------------

      3.1 Committee. The Plan shall be administered by the Board, or by a Committee consisting of two (2) or more Non-Employee Directors appointed by the Board. The Board from time to time may remove members from, or add members to, the Committee. Vacancies in the Committee, however caused, shall be filled by the Board.

      3.2 Activities of Committee. Any action of the Board or the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members. If a Committee is appointed by the Board, the Committee shall hold meetings at such times and places as it may determine.

      3.3 Construction of Plan. Subject to the provisions of the Plan and such policies and criteria adopted by the Board, the Board or Committee, as the case may be, shall have authority: (a) to construe and interpret the Plan, (b) to define the terms used therein, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, (d) to determine the individuals to whom and the time or times at which Options shall be granted, (e) to determine whether such options will be ISO or NSO, (f) to determine the number of shares subject to each Option, (g) to determine the Exercise Price, (h) to determine the duration of each Option, (i) to approve and determine the duration of leaves of absence which may be granted to Employees without constituting a termination of their employment for the purposes of the Plan, and (j) to make all other determinations necessary or advisable for the administration of the Plan.

      The Board, or the Committee, as the case may be, shall have the sole discretion to make all other determinations which may be necessary or advisable for the administration of the Plan, including without limitation, the discretion to construe and interpret the Plan and establish, amend and revoke rules and regulations for the administration of the Plan. To the extent permitted by law, and Rule 16b-3 promulgated under the Exchange Act, the Board or the Committee may delegate its authority as identified hereunder.

      3.4 Interpretations Under Plan. All determinations and interpretations made by the Board or Committee shall be binding and conclusive on all Optionees and their legal representatives and beneficiaries.

      3.5 Section 16 Compliance. It is the intention of the Company that the Plan, and the administration of the Plan, comply in all respects with ss. 16 of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with ss. 16 of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

                                   ARTICLE IV
                             Shares Subject to Plan
                             ----------------------

      The total number of shares of Common Stock available for grants under the Plan shall be 8,000,000 subject to adjustment in accordance with Articles XII and XVI of the Plan. These shares may be either authorized, but unissued, or reacquired shares of Common Stock. If an Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such Option shall be available for future grants of Option. For purposes of determining the number of shares that have been issued or are available for issuance under the Plan, any shares received in connection with the issuance of a Reload Option shall be added to the number of shares available for grants under the Plan.

                                   ARTICLE V
                                  Eligibility
                                  -----------

      5.1 Incentive Stock Options. Incentive Stock Options shall only be granted to Employees (including individuals who may be officers and directors of the Company) for services connected with an Employee's employment by the Company or any of the Company's subsidiaries.

      5.2 Non-Statutory Stock Option. Non-Statutory Stock Options may be granted to Employees, independent contractors and others who have performed, or reasonably may be expected to perform, services of special importance to the management, operation or development of the business of the Company or any subsidiary as the Committee or the Board, as the case may be, shall determine, but subject to the terms and conditions set forth in the Plan.

      5.3 Board Members. Options may be granted to members of the Board if such individuals are Employees, provided such Optionee is not a member of the Committee.

                                   ARTICLE VI
                                Terms of Options
                                ----------------

      6.1 Option Agreements. Each Option shall be evidenced by a written agreement executed by the Company and the Optionee. Such Options shall be subject to the applicable provisions of the Plan, and shall contain such provisions as are required by the Plan and any other provisions the Board or Committee may prescribe. All agreements evidencing Options shall among other things specify the total number of shares of Common Stock subject to each grant, the Exercise Price, the dates after which Options may be exercised, the Option term and vesting requirements. Those Options that comply with the requirement of an Incentive Stock Option shall be designated as such and all other Options shall be designated as Non-Statutory Stock Options.

      6.2 Exercise Price. The Exercise Price of the shares of Common Stock covered by each Option shall be determined by the Board or the Committee, as the case may be, but in the case of Incentive Stock Options shall not be less than one hundred (100%) percent of the Fair Market Value of such Common Stock at the time of grant. The Board, or the Committee, as the case may be, shall have the authority, subject to the requirements of the Code and the Exchange Act, to reduce the exercise price at any time after the grant in its sole discretion.

      6.3 Duration of Options. Each Option and all rights associated therewith shall expire on such date as the Board or Committee, as the case may be, may determine, but in no event later than ten (10) years from the date on which the Option is granted, and shall be subject to earlier termination as provided herein. Notwithstanding any determination by the Board or the Committee regarding the exercise periods of any installments of Options, all such Options shall immediately become exercisable upon a Change of Control of the Company, subject in all cases to the provision of Paragraph 6.7, which shall prevail.

      6.4 Limitations on Grants to Control Persons. No Incentive Stock Option may be granted to an Employee, if at the time of the grant, the Employee is a Control Person. However, a Control Person shall be eligible to receive Options if:

         (a) the exercise price of any Incentive Stock Option is at least 110% of the Fair Market Value and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Option was granted; and

         (b) The exercise price of an NSO is at least 85% of the Fair Market Value.

      6.5 Manner of Exercise and Payment. An Option, or any portion thereof, shall be exercised by delivery of a written notice of exercise to the Company and payment of the full price of the shares being purchased pursuant to the Option. An Optionee may exercise an Option with respect to less than the full number of shares for which the Option may then be exercised, but an Optionee must exercise the Option in full shares of Common Stock. The Exercise Price of Common Stock purchased pursuant to an Option, or portion thereof, may be paid:

         (a) in United States dollars, in cash or by check, bank draft or money order payable to the order of the Company;

         (b) through the delivery of shares of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Exercise Price;

         (c) to the extent authorized by the Committee or the Board, by delivery of irrevocable instructions to a financial institution to deliver promptly to the Company the portion of sale or loan proceeds sufficient to pay the Exercise Price;

         (d) to the extent authorized by the Board, or the Committee, as the case may be, through the written election of the Optionee to have shares of Common Stock withheld by the Company from the shares otherwise to be received, with such withheld shares having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price;

         (e) to the extent authorized by the Board, or the Committee, as the case may be, or if specified in the Option being exercised, by a promissory note made by the Optionee in favor of the Company, upon the terms and conditions as determined by the Board or the Committee, and secured by the Common Stock issuable upon exercise of the Option, or

         (f) by any combination of the above methods of payment.

      The Board, or Committee, shall determine acceptable methods for tendering or withholding Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid certain accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

      6.6 Notification of Sales of Common Stock. Any Optionee who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option either (a) within two years after the date of the grant of the Incentive Stock Option under which the Common Stock was acquired or (b) within one year after the transfer of such shares to the Optionee, shall notify the Company of such disposition and of the amount received upon such disposition.

      6.7 Restriction on Exercise. No Option shall be exercisable until the end of six months after the date of grant, except in the case of the Employee's death or Permanent Disability, upon which event the Option will become immediately exercisable.

                                  ARTICLE VII
                        Government and Other Regulations
                        --------------------------------

      7.1 Delivery of Common Stock. The obligation of the Company to issue or transfer and deliver shares for Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect and required by governmental entities.

      7.2 Holding of Stock After Exercise of Option. At the discretion of the Board or Committee, any Option may provide that the Optionee, by accepting such Option, represents and agrees, for the Optionee and his permitted transferees (by will or the laws of descent and distribution), that none of the Common Stock purchased upon exercise of the Option will be acquired with a view to any sale, transfer or distribution of said Common Stock in violation of the Securities Act of 1933 as amended (the "Act"), and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Act by such person.

                                  ARTICLE VIII
                                Withholding Tax
                                ---------------

      The Company may, in its discretion, require an Optionee to pay to the Company at the time of exercise, an amount that the Company deems necessary to satisfy its obligations to withhold Federal, state or local income or other taxes (which for purposes of this Article includes an Optionees FICA obligation), incurred by reason of such exercise. When the exercise of an Option does not give rise to an obligation to withhold Federal income taxes on the date of exercise, the Company may, in its discretion, require an Optionee to place shares of Common Stock purchased under the Option in escrow for the benefit of the Company until such time as Federal income tax withholding is required on amounts included in the gross income of the Optionee as a result of the exercise of an Option. At such time, the Company in its discretion may require an Optionee to pay to the Company the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local taxes incurred by reason of the exercise of the Option, in which case the shares of Common Stock will be released from escrow upon such payment by Optionee.

                                   ARTICLE IX
                              Non-Transferability
                              -------------------

      No Option granted under the Plan shall be transferable by the Optionee, otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Options shall be exercisable during the Optionee's lifetime only by the Optionee, regardless of any community property interest therein of the Optionee's spouse, or such spouse's successors in interest. If the Optionee's spouse shall have acquired a community property interest in such Option, the Optionee, or the Optionee's permitted successors in interest, may exercise the Option on behalf of the Optionee's spouse or such spouse's successors in interest.


                                   ARTICLE X
                           Termination of Employment
                           -------------------------

      10.1 Termination of Employment. Subject to the provisions of Sections 10.4 and 10.5 herein, and as otherwise may be provided in the Option agreement, if an Optionee ceases to be employed by the Company for any reason other than the Optionee's death or Permanent Disability, the Optionee's Incentive Stock Options shall immediately become void and of no further force or effect; provided, however, that if such cessation of Employment shall be due to the Optionee's voluntary resignation with the consent of the Board, or the Committee, or to the Optionee's retirement under the provisions of any pension or retirement plan of the Company or any Subsidiary then in effect, such Incentive Stock Option may be exercised to the extent exercisable on the date of such cessation of Employment within three (3) months after the date the Optionee ceases to be an Employee of the Company; provided, however that in no event shall the exercise period extend beyond the term of the Option. Notwithstanding anything herein to the contrary, at the time of such termination of employment, the Committee may elect to treat such Incentive Stock Options as NSO's and in such event, the Options would not expire on termination of Employment.

      10.2 Leaves of Absence. For the purpose contained herein, the employment relationship will be treated as continuing intact while the Optionee is on military leave, approved sick leave or other bona fide leave of absence to be approved in writing by the Board or Committee. However, no Option may be exercised during any such leave of absence, except during the first three (3) months thereof; provided, however that in no event shall the exercise period extend beyond the term of the Option.

      10.3 Termination by Reason of Death or Permanent Disability. If the holder of an Option dies or suffers a Permanent Disability while the Optionee is employed by the Company, the Optionee's Option shall expire one (1) year after the date of such death or Permanent Disability; provided, however that in no event shall the exercise period extend beyond the term of the Option. During such period after death, such Option may, to the extent that it remains unexercised (but exercisable by the Optionee according to such Option's term) on the date of such death, be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution.

      10.4 Extension of Options. Notwithstanding anything in the Plan to the contrary, the Board or the Committee, as the case may be, shall have the discretion to extend the term of any Options granted to an Employee which would have otherwise expired in connection with the termination of such employment for such period as the Board or the Committee so determines; provided however, that upon any such extension (beyond the three month period provided in Section 10.1 herein), any Options which were previously treated as Incentive Stock Options shall, upon such extension, be treated as NSO's upon exercise thereof.

      10.5 Change of Control Extension. Notwithstanding anything in the Plan to the contrary, any Options granted to an Employee whose employment is terminated following a Change of Control which have not become exercisable pursuant to
Section 6.7 shall have their expiration date extended as follows:

         (a) if such options are Incentive Stock Options, the expiration date shall be automatically extended to such date which is nine months following the grant date of such option, such that the options will be exercisable for a three month period prior to the extended expiration date; and

         (b) If such Options are NSO's, the expiration date shall be the original date in the Option Agreement; provided however, the Optionee shall have the option to convert such Incentive Stock Options into NSO's and automatically extend the expiration date to the original date specified in the Option Agreement.


                                   ARTICLE XI
                Limitation on Grants of Incentive Stock Options
                -----------------------------------------------

      No one individual may be granted Incentive Stock Options under this Plan or any other plan of the Company in any calendar year for Common Stock having an aggregate Fair Market Value determined at the time the Option is granted, in excess of $100,000.

                                  ARTICLE XII
                                  Adjustments
                                  -----------

      12.1 Proportionate Adjustments. If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number of kind or shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the aggregate Purchase Price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Exercise Price for the Common Stock covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Common Stock upon conversion of notes, preferred stock or exercise of warrants or Common Stock issued by the Board for such consideration as the Board deems appropriate.

      12.2 Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one (1) or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty (80%) percent of the then outstanding shares of Common Stock of the Company to another corporation, the Board or Committee may provide in writing in connection with such transaction for any or all of the following choices (separately or in combinations): (i) for the Options theretofore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of new Options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by each successor corporation in which event the Plan and the Options theretofore granted shall continue in the manner and under the terms so provided; or (iv) for termination of the Plan and any Option theretofore granted hereunder.

      12.3 Board Determination. Adjustments under this Article 12 shall be made by the Board or Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan on any such adjustment.

                                  ARTICLE XIII
                       Amendment and Termination of Plan
                       ---------------------------------

      13.1 Amendments. The Board or the Committee may at any time suspend or terminate the Plan. The Board or the Committee may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained:

         (a) materially increase the benefits accruing to participants under the Plan;

         (b) materially increase the number of securities which may be issued under Plan; or

         (c) materially modify the requirements as to eligibility for participation in the Plan.

      13.2 Optionee Consent. No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                                  ARTICLE XIV
                            Miscellaneous Provisions
                            ------------------------

      14.1 Privileges of Stock Ownership. No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, there shall have been full compliance with any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

      14.2 Plan Expenses. Any expenses incurred in the administration of the Plan shall be borne by the Company.

      14.3 Use of Exercise Proceeds. Payments received from an Optionee upon the exercise of Options shall be used for the general corporate purposes of the Company, except that any Common Stock received in payment may be retired or retained in the Company's treasury and reissued.

      14.4 No Employment Rights. Neither the Plan, nor any action taken under the Plan shall be construed as giving any Employee the right to become a participant, nor shall any Option under the Plan be construed as giving a participant any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise a participant's employment at any time, with or without cause, except as may otherwise be provided in any written agreement between the Company and the Employee.

      14.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, or the Committee, the members of the Committee and the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding, such indemnified party shall in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such indemnified party undertakes to handle and defend it on such member's behalf.

      14.6 No Obligation to Exercise Options. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

      14.7 Governing Law. The Plan has been adopted under the laws of the State of Delaware. The Plan, all Options which may be granted hereunder, and all matters related thereto, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware as it then exists.

      14.8 Gender and Number. Except as otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

      14.9 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                   ARTICLE XV
                    Stockholder Approval and Effective Date
                    ---------------------------------------

      The Plan shall be submitted for approval by the holders of the outstanding voting stock of the Company within twelve (12) months from the date the Plan is adopted by the Board; provided, however, that if such vote was not solicited substantially in accordance with the rules and regulations, if any, in effect under ss. 14(a) of the Exchange Act, at the time of such vote, the Company will furnish in writing to the holders of record of the securities entitled to vote for the Plan substantially the same information concerning the Plan which would be required by the rules and regulations in effect under ss. 14(a) of the Exchange Act, as if proxies to be voted with respect to the approval or disapproval of the Plan were then being solicited, on or prior to the date of the first annual meeting of security holders held subsequent to the later of (i) the first registration of an equity security under ss. 12 of the Exchange Act; or (ii) the acquisition of an equity security for which an exemption is claimed. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by the affirmative vote of the holders of a majority of the voting shares of the Company represented and voting at a duly held meeting at which a quorum is present. Any Options granted under the Plan prior to obtaining such stockholder approval shall be granted under the conditions that the Options so granted (i) shall not be exercisable prior to such approval, and (ii) shall become null and void if such stockholder approval is not obtained.

                                  ARTICLE XVI
                                 Reload Options
                                 --------------

      16.1 Reload Option. Whenever the Optionee holding any Option outstanding under the Plan (including Reload Options granted under this Article XVI) exercises the Option and makes payment of the Exercise Price by tendering Common Stock previously held by the Optionee pursuant to Section 6.5(b), then the Company shall grant a Reload Option for the number of shares of Common Stock that is equal to the number of shares tendered by the Optionee on payment of the Exercise Price of the Option being exercised.

      16.2 Reload Option Exercise Price. The Reload Option Exercise Price per share shall be an amount equal to the Fair Market Value per share of the Company's Common Stock determined as of the date of receipt by the Company of the notice by Optionee to exercise the Option.

      16.3 Term of Reload Option. The exercise period of the Reload Option shall expire, and the Reload Option shall no longer be exercisable, on the later of
(i) the expiration date of the original surrendered Option, or (ii) one year from the date of granting, unless otherwise determined by the Board or the Committee, which shall have the discretion to extend the expiration date of the Reload Options.

      16.4 Restriction on Exercise. Any Reload Option granted under this Article XVI shall vest immediately, but shall not be exercisable until the end of six months after the date of its issuance, except in the case of the death or permanent disability of the Optionee, upon which event the Reload Option will become immediately exercisable.

      16.5 Other Terms of Reload Options. All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original Option, the exercise of which gives rise to the grant of the Reload Option.

                        MEDIA COMMUNICATIONS GROUP, INC.
                                     PROXY
        THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE
          SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 27, 2001

       The undersigned hereby appoints Alvin Nassar and Michael McConvery, or either of them, as proxies, with full individual power of substitution to represent the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the at the Company's offices at 6001 Powerline Road, Ft. lauderdale, Florida 33309, at 10:00 A.M., local time, on July 27, 2001, and any and all adjournments thereof, in the manner specified below:

3.     Proposal to Amend Certificate of Incorporation to Effect Name Change

       |_|   For          |_|   Against       |_|      Abstain

4.     Proposal to Adopt the 2001 Stock Option Plan

       |_|   For          |_|   Against       |_|      Abstain

                            (continued on other side)

THIS PROXY, WHEN PROPERLY EXECUTED, SHALL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH DIRECTOR. Should any other matter requiring a vote of the stockholders arise, the persons named in the Proxy or their substitutes shall vote in accordance with their best judgment in the interest of the Company. The Board of Directors are not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.


                         Dated: ____________________, 2001


                         ___________________________________________
                         Signature


                         ___________________________________________
                         Signature


Please sign the Proxy exactly as name appears. When shares are held by joint tenants, both should sign. Executors, administrators, trustees or otherwise signing in a representative capacity should indicate the capacity in which signed.


PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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